UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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ROYAL GOLD, INC.

(Name of Registrant as Specified in Its Charter)

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ROYAL GOLD, INC. Stockholder Meeting to be held on 11/05/08 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Notice and Proxy Statement • Annual Report You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. PROXY MATERIALS — VIEW OR RECEIVE We encourage you to access and review all of the important You can choose to view the materials online or receive a information contained in the proxy materials before voting. paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 10/22/08. When you go online, you may also request to receive future proxy materials in paper or email copy. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. B1RYL1 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Vote In Person 2008 Annual Meeting of Stockholders for holders as of September 16, 2008 Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a Meeting Date: 11/05/08 legal proxy please follow the instructions at Meeting Time: 9:30 A.M. MST www.proxyvote.com or request a paper copy of the materials. Many stockholder meetings have attendance Meeting Location: requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the Oxford Hotel — Sage Room meeting. Please check the meeting materials for any special requirements for meeting attendance. 1600 Seventeenth Street Denver, CO 80202 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. For meeting directions please call investor relations at (303) 575-6504 B1RYL2

Voting items The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3. 1. PROPOSAL to elect as Class III Directors to serve until the 2011 Annual Meeting of Stockholders or until each such Director’s successor is elected and qualified, each of the following nominees: Nominees: 01) M. Craig Haase 02) S. Oden Howell, Jr. 03) Donald Worth 2. PROPOSAL to approve amendments to the Company’s 2004 Omnibus Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 900,000 to 1,300,000 shares and to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. 3. PROPOSAL to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of the Company for the fiscal year ending June 30, 2009. 4. To transact any other business that may properly come before the meeting and any postponements or adjournments thereof. B1RYL3